BALANCE SHEETS COMPONENTS - Other Accrued Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
BALANCE SHEETS COMPONENTS
Construction of Arizona plant	$ 43,115	$ 27,906
Engineering, design, and testing	42,518	11,179
Tooling	15,243	138
Professional services	9,083	1,155
Series B convertible preferred shares repurchase liability	3,000
Other liabilities	33,124	5,701
Total other accrued liabilities	$ 146,083	$ 46,079